UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 25, 2019

Date of Report (Date of Earliest Event Reported)

United Royale Holdings Corp.

(Exact name of registrant as specified in its charter)

Nevada	333-208978	98-1253258
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

RM 405, 4/F, Energy Plaza, 92 Granville Road,

Tsim Sha Tsui, Kowloon, Hong Kong

(852) 2733-6100

(Address & telephone number of principal executive offices)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

[  ]

Item 1.01.	Entry into a Material Definitive Agreement.

On November 25, 2019, United Royale Holdings Corp. (the “Company”) entered into two subscription agreements (the “Subscription Agreements”) with Mr. Teoh Kooi Sooi, our Chief Executive Officer (“Mr. Teoh”). Pursuant to the Subscription Agreements, Mr. Teoh has agreed to purchase an aggregate amount of 24,867 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at a purchase price of $5.58 per share for aggregate amount of $138,757.4. The aggregate amount is combined of a cash payment of $64,516 from Mr. Teoh and a loan conversion of $74,241.4 into the Company’s paid-up capital.

Item 3.02.	Unregistered Sales of Equity Securities.

On November 25, 2019, the Company completed the issuance and sale of the Shares at a purchase price of $5.58 per share in a private placement to Mr. Teoh. The Company received gross proceeds in the aggregate amount of $138,757.4 from Mr. Teoh, which consisted of a cash payment of $64,516 and a loan conversion of $74,241.4 into the Company’s paid-up capital. The proceeds will be used for working capital purposes.

The Shares sold in the private placement were issued in reliance on an exemption from registration under Section 4(a)(2) and/or Regulation S of the Securities Act of 1933, as amended (“Regulation S”). The basis for the availability of this exemption include the facts that the sales of the stock were made to non-U.S. persons (as defined under Rule 902 section (k)(2)(i) of Regulation S), pursuant to offshore transactions, and no directed selling efforts were made in the United States by the Company, a distributor, any of their respective affiliates, or any person acting on behalf of any of the foregoing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Two Subscription Agreements dated as of November 25, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 25, 2019

United Royale Holdings Corp.

By:	/s/ TEOH KOOI SOOI
Name:	TEOH Kooi Sooi
Title:	Chief Executive Officer, Treasurer, Director (Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer)